INTANGIBLE ASSETS AND UNFAVORABLE LEASE CONTRACT LIABILITY (Schedule of Future Amortization Expense) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2012 Unfavorable Lease Contract [Member] USD ($)	Dec. 31, 2012 Unfavorable Lease Contract [Member] CNY	Dec. 31, 2011 Unfavorable Lease Contract [Member] CNY	Dec. 31, 2012 Net Amortization [Member] CNY	Dec. 31, 2011 Net Amortization [Member] CNY
Finite-Lived Intangible Assets [Line Items]
2013		4,205	4,205		676	(676)	3,529	3,529
2014		4,205	4,205		676	(676)	3,529	3,529
2015		4,205	4,205		676	(676)	3,529	3,529
2016		3,716	4,205		676	(676)	3,040	3,529
2017		1,962	3,716		676	(676)	1,286	3,040
Thereafter		7,928	9,890		3,756	(4,432)	4,172	5,458
Total intangible assets, net	$ 4,209	26,221	30,426	$ 1,145	7,136	7,812